B-111-5B                    COMMONWEALTH OF KENTUCKY                    06/09/98
                      FINANCE AND ADMINISTRATION CABINET

                                                                       PAGE:   1

AOC IN PROCESS: 00    NOTICE OF AWARD OF PRICE CONTRACT        PCT NO.: BP010138
AOC POSTED    : 00

PRICE CONTRACT DESCRIPTION: VEHICLE INSPECTION

BUYER: MIKE ABELL                                    REQUISITION NO.: RQ028284
_______VENDOR____________                               PROPOSAL NO.: IT008985

                                                           AUTHORITY:
 ENVIROTEST SYSTEMS CORP                             OPTION TO RENEW:  Y
 246 SOBRANTE WAY                                     EFFECTIVE DATE: 07 01 1998
                                                     EXPIRATION DATE: 06 30 2008
 SUNNYVALE       CA 94086                                   DELIVERY: 00 DAYS
_________________________                                      TERMS: NET

VENDOR ID: 060914220

VENDOR PHONE: 408 774 6300

AGENCY:   AIR QUALITY, DIVISION OF-NATURAL RESCS.
          NATURAL RESOURCES & ENVIRONMENT. CABINET

IN ACCORDANCE WITH KRS 45A.085 AND THE TERMS, CONDITIONS AND SPECIFICATIONS CONTAINED IN THE OFFER SUBMITTED BY YOU ON THE ABOVE PROPOSAL NO. AND HEREBY MADE PART OF THIS CONTRACT, YOU ARE AWARDED THIS PRICE CONTRACT TO FURNISH THE ITEMS OR SERVICES LISTED BELOW AS MAY BE REQUIRED FOR USE BY THE AGENCY(IES), AS SHOWN ABOVE, DURING THE PERIOD INDICATED.

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0001      0961 0360000 00
          THIS IS A PRICE CONTRACT FOR THE PROVISION AND OPERATION OF AN
          IMPROVED BASIS VEHICLE INSPECTION MAINTENANCE PROGRAM IN BOONE,
          CAMPBELL, AND KENTON COUNTIES IN KENTUCKY, AND SPECIFICALLY FOR THE
          PROVISION AND OPERATION OF A VEHICLE EMISSIONS TESTING FACILITY IN
          EACH OF THE THREE COUNTIES IN ACCORDANCE WITH THE REQUIREMENTS OF
          IT008985.

          CONTROLLING DOCUMENTS FOR THIS CONTRACT IN ORDER OF PRECEDENCE:
          1)  REQUEST FOR PROPOSAL IT008985 AS AMENDED BY ADDENDUM 1 DATED
              SEPTEMBER 30, 1997, ADDENDUM 2 DATED OCTOBER 22, 1997 AND
              ADDENDUM 3 DATED NOVEMBER 12, 1997. IT IS SPECIFICALLY NOTED
              THAT ADDENDUM 1'S QUESTION 42 AND THE RESPONSE THERETO ARE
              INCORPORATED INTO THIS CONTRACT.


B-111-5B                    COMMONWEALTH OF KENTUCKY                    06/09/98
                      FINANCE AND ADMINISTRATION CABINET

                                                                       PAGE:   2

                      PRICE CONTRACT CONTINUATION SHEET


PCT NO.: BP010138

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          2)  ENVIROTEST SYSTEM'S TECHNICAL AND COST PROPOSALS DATED NOVEMBER
              13, 1997 AS AMENDED BY THE COMPANY'S BEST & FINAL OFFER DATED
              DECEMBER 29, 1997, ITS AMENDED RESPONSE DATED MARCH 20, 1998,
              AND CORRESPONDENCE DATED APRIL 30, 1998, AND MAY 19, 1998
              (ATTACHED).

          3)  COSTS FOR THIS CONTRACT ARE $17.78 PER VEHICLE TEST.

0002      0961 0360000 00
          CMAQ FUNDS IN THE AMOUNT OF ONE MILLION DOLLARS ($1,000,000.00), AS
          REFERENCED IN SECTION 70.000 C. AND QUESTION 46 OF ADDENDUM 1 DATED
          SEPTEMBER 30, 1997, WILL BE PAID TO THE CONTRACTOR MONTHLY UPON
          RECEIPT BY THE NREPC'S DIVISION OF AIR QUALITY OF PROPERLY SUBMITTED
          INVOICES DOCUMENTING PAID CONTRACTOR CONSTRUCTION PROGRESS PAYMENTS.
          THE CMAQ PAYMENTS WILL EQUAL EIGHTY PERCENT (80%) OF THE
          CONTRACTOR'S PAID CONSTRUCTION PROGRESS PAYMENTS, UP TO THE AGREED
          UPON $1,000,000.

        TERMS:

          5)  SECTION 40.220 OF THE RFP IS CLARIFIED BY THE ADDITION OF THE
              FOLLOWING AT THE END OF THAT SECTION:

              5.  THE PROCEDURE FOR TERMINATION AND THE PROCEDURE FOR CLAIMS
                  PURSUANT TO THIS SECTION 40.220 SHALL BE AS SET FORTH IN
                  SECTION 40.270 AND 40.280, WITH THE EXCEPTION THAT A
                  TERMINATION FOR DEFAULT OF THE CONTRACTOR SHALL BE GOVERNED
                  BY SECTION 40.230.

          6)  SECTION 40.230 OF THE RFP IS CLARIFIED BY ADDING THE FOLLOWING
              PARAGRAPH AT THE END OF THAT SECTION:

              THE COMMONWEALTH, PRIOR TO DECLARING A DEFAULT, AGREES TO
              PROVIDE THE CONTRACTOR WITH WRITTEN NOTICE OF THE CONTRACT TERMS
              BREACHED AND A PERIOD OF UP TO 30 DAYS TO CURE SUCH DEFAULT

B-111-5B                    COMMONWEALTH OF KENTUCKY                    06/09/98
                      FINANCE AND ADMINISTRATION CABINET

                                                                       PAGE:   3

                      PRICE CONTRACT CONTINUATION SHEET


PCT NO.: BP010138

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              OR SUCH LONGER PERIOD AS MAY BE NECESSARY SO LONG AS THE
              CONTRACTOR IS USING ITS BEST EFFORTS TO CURE THE DEFECT.

          7)  SECTION 45.100 OF THE RFP IS CLARIFIED BY ADDING THE FOLLOWING
              AT THE END OF THAT SECTION:

              UPON SATISFACTION BY THE CONTRACTOR OF THE CONDITIONS STATED
              ABOVE, THE COMMONWEALTH SHALL:

              A.  PAY THE CONTRACTOR FOR ALL CONTRACTOR OWNED LAND ACQUIRED BY
                  THE COMMONWEALTH PURSUANT TO THIS SECTION IN AN AMOUNT EQUAL
                  TO THE FAIR MARKET VALUE OF THE LAND. FOR THE PURPOSES OF
                  THIS SECTION 45.100, "FAIR MARKET VALUE" SHALL BE THE
                  AVERAGE OF TWO APPRAISALS AS DETERMINED BY ONE INDEPENDENT
                  APPRAISER SELECTED BY THE COMMONWEALTH AND A SECOND
                  INDEPENDENT APPRAISER SELECTED BY THE CONTRACTOR: PROVIDED,
                  THAT IF THE APPRAISALS DIFFER BY MORE THAN 10% AS TO ANY
                  PARTICULAR PROPERTY, THE PARTIES AGREE TO ABIDE BY THE
                  DETERMINATION OF A THIRD APPRAISER, SELECTED BY THE TWO
                  APPRAISERS AND MUTUALLY ACCEPTABLE TO THE COMMONWEALTH AND
                  THE CONTRACTOR, WITH RESPECT TO ANY SUCH PROPERTY. THE
                  APPRAISAL PROCESS SHALL BE COMPLETED NOT LATER THAN THIRTY
                  (30) DAYS AFTER THE END OF THE FULL CONTRACT TERM OR WITHIN
                  NINETY (90) DAYS AFTER THE EFFECTIVE DATE OF AN EARLIER
                  TERMINATION.

              B.  ASSUME ALL OBLIGATIONS OF THE CONTRACTOR UNDER ALL LEASES
                  AND UNCOMPLETED AGREEMENTS ACQUIRED BY THE COMMONWEALTH AND
                  ASSIGNED BY THE CONTRACTOR, AND ARISING OUT OF THE
                  COMMONWEALTH'S CONTINUED OPERATION OF THE INSPECTION
                  FACILITIES.

              C.  PAY THE CONTRACTOR ITS BOOK VALUE FOR ALL EQUIPMENT,
                  BUILDINGS, IMPROVEMENTS TO LAND, SYSTEM HARDWARE AND
                  SOFTWARE, INCLUDING ALL


B-111-5B                    COMMONWEALTH OF KENTUCKY                    06/09/98
                      FINANCE AND ADMINISTRATION CABINET

                                                                       PAGE:   4

                      PRICE CONTRACT CONTINUATION SHEET


PCT NO.: BP010138

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                  SPARE PARTS, CONVEYED, TRANSFERRED, AND ASSIGNED.

              D.  PAY THE CONTRACTOR ITS COST FOR ALL SUPPLIES CONVEYED,
                  TRANSFERRED, AND ASSIGNED.

          *************************CONTRACT PERIOD******************************
          THIS CONTRACT WILL BE FOR THE PERIOD OF TEN (10) YEARS WITH AN
          OPTION TO RENEW FOR AN ADDITIONAL TWO, ONE YEAR PERIODS, ALL PARTIES
          CONCURRING.

IN WITNESS WHEREOF, THE COMMONWEALTH OF KENTUCKY, FINANCE AND ADMINISTRATION CABINET, THE DIVISION OF PURCHASES AND THE REPRESENTATIVE, AS AUTHORIZED AGENT FOR THE CONTRACTOR, HAVE HEREUNTO SUBSCRIBED THEIR NAMES ON THE DAY AND DATE FIRST ABOVE WRITTEN.


           COMMONWEALTH OF KENTUCKY                       CONTRACTOR

SIGNED:   /s/ [ILLEGIBLE]     6-18-98                ENVIROTEST SYSTEMS CORP.
          -----------------------------           ------------------------------
          PURCHASING OFFICER                          NAME OF CONTRACTOR

                                                  BY: /s/ [ILLEGIBLE]
                                                      --------------------------
                                                       SIGNATURE

APPROVED: /s/ [ILLEGIBLE]                            VICE PRESIDENT, TREASURER
          -----------------------------           ------------------------------
          AUTHORIZED AGENT,                          TITLE
          FINANCE AND ADMINISTRATION CABINET

B111-18                        COMMONWEALTH OF KENTUCKY
REV. 02/92               FINANCE AND ADMINISTRATION CABINET
                                DIVISION OF PURCHASES


                                    ADDENDUM NO. 1
INVITATION NO: IT008985                                     AOC DATE: 09/30/97

       AOC ID: CO021967                                 OPENING DATE: 10/01/97

    BID TITLE: VEHICLE INSPECTION PROGRAM

     REASON FOR CHANGE:

          EXTEND OPENING DATE.  ADDITION OF QUESTIONS AND ANSWERS. DELETION OF
               TERMS.

               The opening date has been changed to read: 10/30/97

               The terms have been changed as follows:
                    SECTION 31.700
                      DELETE "CABINET POLICIES".

                    SECTION 33.400
                      DELETE REFERENCES TO GASES, OTHER THAN SPAN GASES.

                    SECTION 34.000, ET. AL.
                      DELETE REFERENCES TO REQUIREMENTS RELATED TO THE IM240 PROCEDURE.

                               (continued on next page)

* Bidder must acknowledge receipt of this and any addenda, either with bid or by separate letter. Acknowledgement must be received in the office of the Division of Purchases, New Capitol Annex Building, Frankfort, Kentucky not later than 4:30 P.M. EDT on 10/30/97. If by separate letter, the following information must be placed in the lower left hand corner of the envelope:

               Invitation No: IT008985
                         for: VEHICLE INSPECTION PROGRAM
                Opening Date: 10/30/97

                                   By NANCY HAGGERTY  /s/ Nancy Haggerty
                                      Authorized Agent, Division of Purchases

Receipt acknowledge
                      ---------------------------------------------------------
                                       Firm

                                   By
                                       ----------------------------------------
                                        Authorized Agent

* NOTE: One copy of this form must be signed and returned

B111-18                        COMMONWEALTH OF KENTUCKY
REV. 02/92               FINANCE AND ADMINISTRATION CABINET
                                DIVISION OF PURCHASES


                                    ADDENDUM NO. 1
INVITATION NO: IT008985                                         DATE: 10/01/97
       AOC ID: CO021967                                         PAGE:        2


                     SECTION 20.200, FIRST PARAGRAPH, THIRD LINE:
                         NUMBER OF VEHICLES SHOULD BE 258,331

                          ADD QUESTIONS AND ANSWERS TO RFP.

                                 ADDENDUM TO IT008985
                              VEHICLE INSPECTION PROGRAM


Question 1.    Section 10.300 - Schedule of Events

               The schedule anticipates a proposal submission deadline of 10/1/97. We would request an extension of that deadline to 11/1/97?

               THE IMPLEMENTATION SCHEDULE HAD BEEN REVISED FOR OFFERORS TO SUBMIT PROPOSALS BY OCTOBER 30, 1997.

               REVISED IMPLEMENTATION SCHEDULE

               8-29-97             ISSUANCE OF RFP
               9-10-97             OFFEROR'S CONFERENCE
               10-30-97            PROPOSAL SUBMISSION DEADLINE
               11-10/14-97         ORAL PRESENTATIONS
               11-21-97            NEGOTIATIONS CLOSED AND SUCCESSFUL
                                   PROPOSAL SELECTED
               12-30-97            EFFECTIVE DATE OF CONTRACT (PHASE I
                                   BEGINS)
               8-17/21-98          ACCEPTANCE TEST PROCEDURE CERTIFICATION
                                   PERIOD
               9/98                AUTHORIZATION TO OPERATE INSPECTION STATIONS
                                   ISSUED BY DAQ
               11-1-98             PHASE II BEGINS (TESTING OF VEHICLES WITH
                                   1-31-99 REGISTRATION RENEWAL DEADLINES)
               1-01                IMPLEMENT FINAL CUT POINTS
               4-1-07              ISSUE RFP FOR NEW CONTRACT TO OPERATE PROGRAM
               12-31-07            CONTRACT AWARDED UNDER THIS RFP EXPIRES

Question 2.    Section 10.300 - Schedule of Events

               The Phase II testing (schedule) is somewhat aggressive. Would the Cabinet consider:

               (a)  A phased in inspection start-up?

               ALL STATIONS MUST BE OPEN AND TESTING VEHICLES BY THE BEGINNING OF PHASE II.

               (b)  A 12-month Phase I?

               THE DIVISION HAS EXTENDED PROGRAM IMPLEMENTATION TO TEN (10) MONTHS.

Question 3.    Section 10.600 - Offeror's Conference

               Will a transcript of the Offeror's conference be taken and will it be incorporated into the RFP?

               QUESTIONS SUBMITTED IN WRITING AND THOSE POSED AT THE OFFEROR'S CONFERENCE WILL RECEIVE A RESPONSE BY THE DIVISION FOR AIR QUALITY AND THE DIVISION OF PURCHASES. THE RESPONSES WILL BECOME AN ADDENDUM TO THE RFP.

Question 4.    Section 20.100

               Is a tape of the registration database for the affected are available, what is the cost, and in what format is it available?

               A TAPE OF THE REGISTRATION DATABASE IS CURRENTLY UNAVAILABLE. A REPORT PROVIDED BY THE DEPARTMENT OF INFORMATION SYSTEMS IS ATTACHED (APPENDIX A-1). THIS INFORMATION SUPPLEMENTS APPENDIX A.

Question 5.    Section 20.100

               Will the contractor be required to mail a separate notice or may the notice be included with the Registration notices sent out by the County Clerk?

               THE CONTRACTOR SHALL MAIL A NOTICE SEPARATE TO THAT OF THE REVENUE CABINET.

Question 6.    Section 20.200 - Network Design

               What enforcement measures are in place (KRS) which will not allow vehicle owners to register their vehicles outside the program area?

               THE REGULATIONS RELATED TO VEHICLE REGISTRATION AND ENFORCEMENT CAN BE FOUND IN KENTUCKY REVISED STATUTES, CHAPTERS 186, 186A, AND 189. THE DIVISION FOR AIR QUALITY WILL MONITOR REGISTRATION DATA TRENDS AND EVALUATE COUNTER MEASURES IF REGISTRATION FLIGHT BECOMES ACUTE. AFFIDAVITS EXECUTED BY COUNTY CLERKS FOR THE PURPOSE OF VEHICLE REGISTRATIONS OUTSIDE THE PROGRAM AREA WILL BE FORWARDED TO THE DIVISION FOR VERIFICATION.

Question 7.    Section 30.000 2.a

               Radius versus driving distance, possible use of average driving distance?

               THE DIVISION FOR AIR QUALITY IS SATISFIED WITH ITS REQUIREMENT FOR A PERCENTAGE OF THE POPULATION WITHIN THE 5 MI., 10 MI., AND 15 MI. RADIUS. AN OFFEROR, HAVING ADDRESSED THIS RFP REQUIREMENT, MAY ALSO OFFER AN ALTERNATIVE.

Question 8.    Section 30.000, Phase II (2)

               Could the Commonwealth please provide sample compliance and exemption certificates?

               YES (SEE ATTACHED APPENDIX B). HOWEVER, THE OFFERORS ARE ENCOURAGED TO PROPOSE ALTERNATIVES. SEE SECTION 31.500 - FORMS, OF THE RFP.

Question 9.    Section 31.200, (D) 3.

               Would the Commonwealth allow some queuing lanes to be less than 150 feet in length as long the total queuing length for all lanes at a test station met the requirement?

               THE DIVISION FOR AIR QUALITY PREFERS QUEUING LANES TO BE NO LESS THAN 150 FEET. OFFERORS MAY PROPOSE ALTERNATIVES.

Question 10.   Section 30.200 (I)

               Does the Cabinet wish to have stations constructed of masonry or will metal structures be sufficient if allowed by zoning?

               THE DIVISION HAS NO PREFERENCE IN THIS MATTER.

Question 11.   Section 31.200, Paragraph P. (3)

               Is it acceptable for the Cabinet to store their audit gases in the Station calibration room? The audit gases could be kept in a separate locked compartment.

               YES.

Question 12.   Section 31.600

               How many lines are required? Please indicate the number of direct daily lines required and the locations of these sites.

               THE PROGRAM REQUIRES A SUFFICIENT NUMBER OF LINES TO COMMUNICATE BETWEEN THE DIVISION'S PROGRAM AREA OFFICES, PROGRAM AREA COUNTY CLERKS' OFFICES, THE DIVISION'S FRANKFORT OFFICE, AND THE FRANKFORT OFFICE OF THE DEPARTMENT FOR INFORMATION SYSTEMS.


Question 13.   Section 31.600

               How many PC configurations and printers are required and their locations?

               ONE SET IN EACH OF THE DIVISION'S PROGRAM AREA OFFICES AND THE DIVISION'S FRANKFORT OFFICE.


Question 14.   How many computers will the Cabinet wish to be supplied?

               SEE RESPONSE TO QUESTION 13.


Question 15.   How much does the program area vehicle ownership database cost?
               Media? Format?

               SEE RESPONSE TO QUESTION 4.


Question 16.   Must the mainframe computer be domiciled at the program location?

               NO.


Question 17.   May the contractor make use of the cost benefit of remanufactured or used equipment so long as all performance specifications are met throughout the duration of the contract?

               YES.

Question 18.   Section 31.600 (B)

               Although chronic background air problems are rare in test programs, the contractor has no control over the background air concentration levels. Tests are not performed until the analyzer HC hang-up levels are within EPA specified limits.

               THE DIVISION FOR AIR QUALITY BELIEVES THAT THE VENTILATION IN AN INSPECTION FACILITY IS THE RESPONSIBILITY OF THE CONTRACTOR.


Question 19.   Section 31.600 (C)

               How would comfort be defined?

               THE TEST LANE WAITING AREAS SHALL BE ENCLOSED, HEATED AND VENTILATED.


Question 20.   Section 31.700 - Training

               What are "Cabinet policies"?

               THE REFERENCE TO "CABINET POLICIES" IS REMOVED FROM THIS SECTION OF THE RFP.


Question 21.   Section 31.700 - Repair Industry Program

               "The training course shall begin well in advance of the start-up of Phase II." Is there a more specific time frame that the Commonwealth has in mind?

               SECTION 60.510 OF THE RFP REQUIRES "A DIAGRAM OR NETWORK USING THE CRITICAL PATH METHOD (CPM) ... OF ALL THE SUBTASKS TO BE PERFORMED." THE OFFEROR IS ENCOURAGED TO DEVELOP A TIME LINE FOR THE REPAIR INDUSTRY PROGRAM ALONG WITH THE SUBTASKS ASSOCIATED WITH THIS PROJECT.


Question 22.   Section 31.700 Paragraph 3 - Repair Industry Program

               Please detail the required computer hardware and software training required.

               THE DIVISION FOR AIR QUALITY BELIEVES THIS PARAGRAPH NEEDS NO ADDITIONAL CLARIFICATION.

Question 23.   Section 31.800 - Public Information

               Would the cabinet place a dollar amount to be spent on public information?

               NO. THE OFFERORS ARE ENCOURAGED TO DETAIL A PUBLIC INFORMATION PROGRAM AND COSTS OF SUCH A PROGRAM.


Question 24.   Section 32.200 - Fleet Testing

               Will the contractor receive a fee from fleet self-testers?

               NO.


Question 25.   Section 32.200 - Fleet Testing

               Is there an estimate of the number of vehicles that may not be included in the contractor's predicted test volume?

               NO. HOWEVER, THE ECONOMICS OF FLEET SELF-TESTING MAY NOT BE FEASIBLE.


Question 26.   Section 32.200 - Fleet Testing (D)

               Can the contractor conduct fleet testing during non-normal hours of operation?

               THE CONTRACTOR SHOULD CONSIDER CONDUCTING FLEET TESTING DURING OFF-PEAK HOURS. UNDER NO CIRCUMSTANCES SHALL THE PUBLIC BE DENIED THE OPPORTUNITY TO RECEIVE AN INSPECTION WHILE THE INSPECTION STATIONS ARE OPEN.


Question 27.   Section 32.300 - Test fee collection and accounting

               What portion of the test fee is remitted to the Cabinet?

               KRS 224.20-740, DESCRIBES THE PERCENTAGE OF THE INSPECTION FEE TO BE REMITTED TO THE VEHICLE EMISSION CONTROL FUND. THE CABINET HAS NOT DETERMINED ITS COSTS FOR ADMINISTRATIVE OVERSIGHT OF THE PROGRAM AT THIS TIME.

Question 28.   Section 32.400 - Reports

               Sections 32.300 and 31.600 reference PCS, are the PC's in addition to those using the direct daily lines specified in
               Section 32.600??

               SEE RESPONSE TO QUESTION 12.

Question 29.   Sections 32.600 and 32.700

               Can the mailed notices be combined with other notices for registration sent out by the County Clerks?

               NO.  SEE RESPONSE TO QUESTION 5.

Question 30.   Section 33.200 (F) OBD requirement

               THE OFFERORS ARE REQUIRED TO DEMONSTRATE THE ABILITY TO CONFORM TO THE OBD STANDARDS AND PROCEDURES AS STATED IN THE FEDERAL RULE.

Question 31.   Section 33.300 (C)

               What is the number of diesel vehicles and motorcycles to be tested?

               SEE RESPONSE TO QUESTION 4.

Question 32.   Section 33.400 (A) - Gases

               All but the "Span Gas" are IM240 gases and are not used for idle test analytical equipment.

               REFERENCES TO GASES, OTHER THAN SPAN GAS, ARE DELETED FROM THIS SECTION OF THE RFP.

Question 33.   Section 34.000 - Quality Assurance Requirements

               The Text is from an obsolete version of the IM240 guidance that was stricken and replaced with more appropriate requirements ... The text is not applicable to an idle test program.

               REFERENCES TO QA REQUIREMENTS RELATED THE IM240 PROCEDURE THROUGHOUT THIS RFP SHOULD BE DELETED.

Question 34.   Section 34.100

               The Evaporative Integrity (pressure) Analysis System reference is obsolete and has been replaced with new procedures in EPA-AA-RSPD-IM-96-1 June 1996. In programs where the state originally required pressure testing most have switched to a more consumer friendly gas-cap integrity check.

               THE OFFERORS ARE REQUIRED TO DEMONSTRATE THEIR KNOWLEDGE OF AND THEIR ABILITY TO PERFORM THE EVAPORATIVE PRESSURE SYSTEM CHECK AS DESCRIBED IN 40 CFR SECTION 85.2227 AND SECTION 85.2235.
               OFFERORS MAY OFFER ALTERNATIVES TO THE USE OF THE PROCEDURE.

Question 35.   Sections 34.200 and 34.300

               These requirements are all from an obsolete IM240 guidance document and largely inapplicable for idle testing.

               REFERENCES TO REQUIREMENTS RELATED THE IM240 PROCEDURE THROUGHOUT THIS RFP SHOULD BE DELETED.

Question 36.   Section 40.210 - Failure to meet start-up data

               Will a phase-in start up of Phase II testing be considered by the Commonwealth?

               SEE RESPONSE TO QUESTION 2.

Question 37.   Section 40.220 (2)

               If the amount of compensation exceeds the funds available in the Vehicle Emissions Control Fund, where and how will the Commonwealth obtain the funds to fully compensate the contractor?

               THE COMMONWEALTH WILL HONOR ANY FINANCIAL JUDGEMENT RENDERED AGAINST IT.

Question 38.   Section 40.220 (4)

               Ownership of computer programs in the event of termination. Also referenced in Sections 40.270 and 45.100.

               IN GENERAL, THE COMMONWEALTH DESIRES A TWENTY YEAR, NONEXCLUSIVE LICENSE TO USE THE PROGRAM SOFTWARE. THE SOURCE AND OBJECT CODES WILL BE HELD IN ESCROW BY THE CONTRACTOR. THE CONTRACT BETWEEN THE COMMONWEALTH AND THE CONTRACTOR WILL DETAIL SUCH TRANSFERS.

Question 39.   Section 40.230 - Termination for Default

               Mechanics liens and late or nonpayment of some construction related services are a common occurrence when a conflict exists. Many times construction related services are contested between contractors and purchasers. To find the inspection contractor in default may not allow them the leverage needed to get the construction company to deliver a quality product in a timely fashion. We believe this section should be worded to reflect the realities of dealing with the construction industry.

               THESE SECTIONS ARE TERMINATION SECTIONS ADDRESSED IN KRS 45A AND 200 KAR 5:312.

Question 40.   Section 40.300 - Contractor Personnel

               The Commonwealth's ability to require the contractor to reassign or otherwise remove from the project an employee is unworkable. This is a very sensitive issue and could probably be jointly addressed if the need should arise.

               THE DIVISION VIEWS THE VEHICLE EMISSION CONTROL PROGRAM AS A VERY PUBLIC PROGRAM AND IN SO MUCH AS THE SUCCESS OF THIS PROGRAM DEPENDS ON CONTRACTOR PERSONNEL TO MEET THE NEEDS OF BOTH THE DIVISION AND THE PUBLIC, THIS REQUIREMENT OF THE RFP SHALL REMAIN.

Question 41.   Section 42.400 - Attorney's Fee

               Will the Commonwealth pay contractors expenses of such action should the contractor prevail?

               THIS DECISION IS THE DOMAIN OF A COURT OF COMPETENT JURISDICTION IN WHICH SUCH ACTIONS ARE HEARD.

Question 42.   Section 46.000 - Application by County Fiscal Court

               What impact would the transfer of inspection services to a fiscal court have on the existing contract? Would the same guidelines apply as under termination for convenience in ... Section 40.260?

               THE SAME TERMINATION FOR CONVENIENCE GUIDELINES WOULD APPLY.

Question 43.   Section 50.050 (2)

               Have the Commonwealth representatives made site visits? If so, where? Do they plan additional visits during the procurement process?

               THE DIVISION HAS MADE VISITS TO A NUMBER OF VEHICLE INSPECTION FACILITIES AND UPON INVITATION, IF THE SCHEDULE ALLOWS, WILL CONSIDER ADDITIONAL VISITS DURING THE PROCUREMENT PROCESS.

Question 44.   Section 50.300

               Alternate proposals are not allowed. Are alternatives and/or additional options allowed within one proposal?

               THE OFFEROR MAY OFFER ALTERNATIVES/OPTIONS IN THOSE PORTIONS OF THIS RFP WHERE ALTERNATIVES ARE ENCOURAGED.

Question 45.   Section 50.400

               Proprietary and confidentiality designation extended to technical aspects of emissions testing system equipment, software and operation.

               THAT WHICH IS CONSIDERED PROPRIETARY AND/OR CONFIDENTIAL IS ADDRESSED IN 400 KAR 1:060, KRS 61.878 and 224.20-10.

Question 46.   Section 70.000 (C) - Cost Proposal Phase I

               The amount of CMAQ funding available would have a significant impact on the contractor's cost and ultimately the inspection fee. Should the contractors present their costs without the inclusion of the CMAQ funds?

               THE OFFEROR MAY APPLY THE SUM OF ONE MILLION (1,000,000) DOLLARS IN FEDERAL CMAQ FUNDS TO ASSIST IN THE PURCHASE OF LAND, BUILDINGS AND EQUIPMENT TO THE OFFEROR'S PROPOSAL.

Question 47.   Section 70.100 (b)

               The information on vehicle distribution in Appendix A is not in sufficient detail for use in accurately locating inspection stations and predicting where vehicles will choose to be tested. Is there more detailed information available and could you provide that information to the contractors?

               SEE RESPONSE TO QUESTION 4.

Question 48.   Section 70.100 (e)

               The method of test procedure talked about in the RFP is confusing. There are numerous references to IM240 test cycle specifications. What are/is the test procedure the Commonwealth wishes the contractor to provide?

               REFERENCES TO IM240 PROCEDURE THROUGHOUT THIS RFP SHOULD BE DELETED.

Question 49.   Section 70.000 (g)

               What amount does the Cabinet anticipate charging on each test fee for administrative costs?

               THE AMOUNT WILL BE SUFFICIENT TO COVER THE CABINET'S PROGRAM OVERSIGHT COSTS. REFER TO KRS 224.20-740.

Question 50.   What is the flow of information for this procurement?

               THE COMMONWEALTH WILL ACCEPT QUESTIONS UP TO 14 DAYS PRIOR TO THE OPENING DATE. THE QUESTIONS MUST BE FAXED OR MAILED TO THE DIVISION OF PURCHASES TO BE CONSIDERED. QUESTIONS RECEIVED AFTER THIS DATE WILL NOT BE ANSWERED. ANSWERS WILL BE FAXED BACK TO VENDORS.

Question 51.   Please discuss the competitive negotiation process.

               THIS PROCUREMENT AS A COMPETITIVE NEGOTIATION FALLS UNDER KRS 45A.085. THIS STATUTE GIVES THE COMMONWEALTH THE AUTHORITY TO CONDUCT WRITTEN OR ORAL DISCUSSIONS WITH ALL RESPONSIBLE OFFERORS WHO SUBMIT PROPOSALS DETERMINED TO BE REASONABLY SUSCEPTIBLE FOR AWARD OF THE CONTRACT. ALTERNATIVELY, THE COMMONWEALTH MAY AWARD A CONTRACT ON THE ORIGINAL SUBMISSION. THE COMMONWEALTH MAY USE SEVERAL METHODS OF NEGOTIATIONS, INCLUDING BEST AND FINAL OFFERS. IN A BEST AND FINAL OFFER, THE COMMONWEALTH GENERALLY ONLY REQUESTS A BEST AND FINAL OFFER ON COST, BUT COULD ASK ON TECHNICAL ISSUES AS WELL.

                                     APPENDIX A-1


PROGRAM: DTO52LAA      DEPARTMENT FOR ENVIRONMENTAL PROTECTION         04/04/97
REPORT:  R52XXX                DIVISION FOR AIR QUALITY               PAGE:   1
                              VEHICLE EMISSIONS TESTING
                                    CONTROL TOTALS


TOTAL VIDB RECORDS READ                       6,143,865

TOTAL BOONE COUNTY RECORDS WRITTEN              166,351

TOTAL CAMPBELL COUNTY RECORDS WRITTEN            96,870

TOTAL KENTON COUNTY RECORDS WRITTEN             166,351

TOTAL OUTPUT RECORDS WRITTEN                    369,570

PROGRAM:  DTO52LAA     DEPARTMENT FOR ENVIRONMENTAL PROTECTION         04/04/97
REPORT:  R1500                 DIVISION FOR AIR QUALITY               PAGE:   1
                              VEHICLE EMISSIONS TESTING
                                    CONTROL TOTALS


INPUT RECORDS READ                              369,570

TOTAL SKIPPED--VEHICLE TYPE INVALID               6,018

TOTAL SKIPPED--RES/REG COUNTY INVALID                 0

TOTAL SKIPPED--NOT ON NADA & WGT. > 18000         3,036

TOTAL SKIPPED--ON NADA & WGT. > 18000                 0

TOTAL SKIPPED--CURRENT MODEL YEAR                     0

GRAND TOTAL SKIPPED                               9,054

TOTAL SEGMENTS LOADED                           258,331

PROGRAM:    DT052LAA   DEPARTMENT FOR ENVIRONMENTAL PROTECTION         04/04/97
REPORT:     R1500              DIVISION FOR AIR QUALITY              PAGE:    2
                                    CONTROL TOTALS

YEAR:  1997

  COUNTY      # CARS    # TRUCKS  # FARM TRKS    # HOUSECARS     # WRECKERS    # BUSES   # MOTORCYCLE     TOTAL
   BOON       27,532       7,973           84             14             14          42            516    36,175
   CAMP       26,827       7,078           55             17             25          34            389    34,425
   KENT       46,384      10,836           35             34             32          64            836    58,221
   TOTAL     100,743      25,887          174             65             71         140          1,741   128,821

YEAR:  1998

  COUNTY      # CARS    # TRUCKS  # FARM TRKS    # HOUSECARS     # WRECKERS    # BUSES   # MOTORCYCLE     TOTAL
   BOON       27,255       8,025           85             20             17          32            479    35,913
   CAMP       26,977       7,178           48             19             22          38            431    34,713
   KENT       46,703      11,140           62             31             40          61            847    58,884
   TOTAL     100,935      26,343          195             70             79         131          1,757   129,510

YEAR:  1999

  COUNTY      # CARS    # TRUCKS  # FARM TRKS    # HOUSECARS     # WRECKERS    # BUSES   # MOTORCYCLE     TOTAL
   BOON            0           0            0              0              0           0              0         0
   CAMP            0           0            0              0              0           0              0         0
   KENT            0           0            0              0              0           0              0         0
   TOTAL           0           0            0              0              0           0              0         0

YEAR:  TOTAL

  COUNTY      # CARS    # TRUCKS  # FARM TRKS    # HOUSECARS     # WRECKERS    # BUSES   # MOTORCYCLE     TOTAL
   BOON       54,787      15,998          169             34             31          74            995    72,088
   CAMP       53,804      14,256          103             36             47          72            820    69,138
   KENT       93,087      21,976           97             65             72         125          1,683   117,105
   TOTAL     201,678      52,230          369            135            150         271          3,498   258,331


PROGRAM:  DT052LAA  DEPARTMENT FOR ENVIRONMENTAL PROTECTION           04/04/97
REPORT:   R1500          DIVISION FOR AIR QUALITY                PAGE:       3
                         VEHICLE EMISSIONS TESTING
                              CONTROL TOTALS


          41001-              ALEXANDRIA               12,137
          41005-              BURLINGTON               11,392
          41006-              GRANTS LICK                 621
          41007-              CALIFORNIA                3,123
          41009-              CONSTANCE                    27
          41011-              COVINGTON                18,329
          41012-              COVINGTON                   259
          41014-              COVINGTON                 4,888
          41015-              COVINGTON                15,828
          41016-              COVINGTON                 4,583
          41017-              COVINGTON                28,442
          41018-              COVINGTON                19,856
          41019-              COVINGTON                    20
          41030-              BRACHT                    1,048
          41033-              FISKBURG                    551
          41042-              FLORENCE                 30,775
          41048-              HEBRON                    5,215
          41051-              INDEPENDENCE             11,639
          41053-              KENTON                       62
          41059-              MELBOURNE                 2,575

PROGRAM:  DT052LAA  DEPARTMENT FOR ENVIRONMENTAL PROTECTION           04/04/97
REPORT:   R1500          DIVISION FOR AIR QUALITY                PAGE:       4
                         VEHICLE EMISSIONS TESTING
                              CONTROL TOTALS


          41063-              MORNING VIEW             2,874
          41071-              NEWPORT                 14,835
          41072-              NEWPORT                    162
          41073-              NEWPORT                  4,525
          41074-              NEWPORT                  4,050
          41075-              NEWPORT                 11,299
          41076-              NEWPORT                 10,332
          41080-              PETERSBURG               1,329
          41085-              SILVER GROVE               807
          41091-              UNION                    6,931
          41092-              VERONA                   1,236
          41094-              WALTON                   7,160
                              UNKNOWN                 21,421
                              TOTAL                  258,331


PROGRAM:  DT052LAA                                 DEPARTMENT FOR ENVIRONMENTAL PROTECTION                                04/04/97
REPORT:   R1500                                           DIVISION FOR AIR QUALITY                                      PAGE:    5
                                                          VEHICLE EMISSIONS TESTING
                                                               CONTROL TOTALS

MODEL YEARS    68-80

    ZIP         # CARS       # TRUCKS    # FARM TRKS    # HOUSECARS     # WRECKERS        # BUSES      # MOTORCYCLE          TOTAL
  41001            598            556             26              6              6              1                32          1,225

  41005            692            569             20              3              4              7                42          1,337

  41006             33             39              4              0              0              0                 1             77

  41007            198            225             30              0              3              0                14            470

  41009              6              2              0              0              0              0                 1              9

  41011          1,705            625              2              4              8              6                57          2,407

  41012             17             11              0              0              0              0                 0             28

  41014            457            166              1              1              3              1                15            644

  41015          1,297            670              9             12              6              5                65          2,064

  41016            421            174              1              1              1              1                11            610

  41017          1,262            554              1              8              4              1                63          1,893

  41018          1,326            550              0              8              1              3                57          1,945

  41019              1              1              0              0              0              0                 0              2

  41030             72             77              2              1              0              0                 4            156

  41033             58             41              3              1              0              0                 5            108

  41042          1,626            724             16             10              2              1                79          2,458

  41048            293            215              9              0              0              1                21            539

  41051            715            608             13              7              4              1                32          1,380

  41053              4              6              0              0              0              0                 0             10

  41059            192            177              5              3              1              0                 7            385


PROGRAM:      DT052LAA                             DEPARTMENT FOR ENVIRONMENTAL PROTECTION                                04/04/97
REPORT:       R1500                                       DIVISION FOR AIR QUALITY                                      PAGE:    6
                                                          VEHICLE EMISSIONS TESTING
                                                               CONTROL TOTALS

MODEL YEARS    68-80

    ZIP         # CARS       # TRUCKS    # FARM TRKS    # HOUSECARS     # WRECKERS        # BUSES      # MOTORCYCLE          TOTAL
  41063            222            280             22              3              1              0                17            545

  41071          1,479            579              1              4              4              2                40          2,109

  41072             17             83              0              0              0              0                 0            100

  41073            390            156              0              3              2              0                15            566

  41074            445            213              0              0              1              3                20            682

  41075            530            176              2              4              2              0                21            735

  41076            505            336              6              2              2              1                29            881

  41080            106            136              8              0              0              0                 6            256

  41085             64             55              0              1              1              0                 2            123

  41091            415            354             23              6              7              2                19            826

  41092             71             93              8              0              0              1                 6            179

  41094            466            377             25              4              1              1                24            898

   UNKN            345            221              6              3              0              0                15            590

  TOTAL         16,028          9,049            243             95             64             38               720         26,237


PROGRAM:      DT052LAA                             DEPARTMENT FOR ENVIRONMENTAL PROTECTION                                04/04/97
REPORT:       R1500                                       DIVISION FOR AIR QUALITY                                      PAGE:    7
                                                          VEHICLE EMISSIONS TESTING
                                                               CONTROL TOTALS

MODEL YEARS    81-UP

    ZIP         # CARS       # TRUCKS    # FARM TRKS    # HOUSECARS     # WRECKERS        # BUSES      # MOTORCYCLE          TOTAL
  41001          7,799          2,907             10              3              7             47               139         10,912

  41005          7,272          2,597             15              2              1              5               163         10,055

  41006            387            152              0              0              0              0                 5            544

  41007          1,777            831              9              0              1              0                35          2,653

  41009             14              4              0              0              0              0                 0             18

  41011         13,282          2,410              0              6             11             33               180         15,922

  41012            169             59              0              0              2              0                 1            231

  41014          3,462            709              0              0              3              1                69          4,244

  41015         10,963          2,590              3              2              4              8               194         13,764

  41016          3,160            734              0              2              3              3                71          3,973

  41017         22,545          3,634              1              2             10             14               343         26,549

  41018         14,442          3,217              3              1              4              9               235         17,911

  41019             14              4              0              0              0              0                 0             18

  41030            597            273              2              0              0              0                20            892

  41033            300            128              2              0              1              0                12            443

  41042         22,743          5,167             11              3             11             45               337         28,317

  41048          3,543          1,051              6              0              1              0                75          4,676

  41051          7,642          2,429              6              2              4             37               139         10,259

  41053             33             17              0              0              0              0                 2             52

  41059          1,543            613              5              1              0              1                27          2,190

PROGRAM:  DT052LAA       DEPARTMENT FOR ENVIRONMENTAL PROTECTION        04/04/97
REPORT:   R1500                DIVISION FOR AIR QUALITY                 PAGE:  8
                              VEHICLE EMISSIONS TESTING
                                    CONTROL TOTALS

MODEL YEARS    81-UP

 ZIP          # CARS    # TRUCKS  # FARM TRKS   # HOUSECARS      # WRECKERS     # BUSES   # MOTORCYCLE     TOTAL
41063          1,520         758            8              1              0           1             41     2,329
41071         10,432       2,142            0              1              3           9            139    12,726
41072             48          13            0              0              0           0              1        62
41073          3,257         655            0              2              1           1             43     3,959
41074          2,734         589            0              0              1           4             40     3,368
41075          9,272       1,177            0              2              0           0            113    10,564
41076          7,626       1,722            3              3              8           2             87     9,451
41080            740         313            3              2              0           0             15     1,073
41085            523         149            0              0              3           2              7       684
41091          4,526       1,466           15              0              2           1             95     6,105
41092            695         341            2              1              0           0             18     1,057
41094          4,471       1,673           15              3              2           2             96     6,262
UNKN          18,119       2,657            7              1              3           8             36    20,831
TOTAL        185,650      43,181          126             40             86         233          2,778   232,094


PROGRAM:  DT052LAA       DEPARTMENT FOR ENVIRONMENTAL PROTECTION        04/04/97
REPORT:   R1500                DIVISION FOR AIR QUALITY                 PAGE:  9
                              VEHICLE EMISSIONS TESTING
                                    CONTROL TOTALS

MODEL YEARS    TOTAL

 ZIP          # CARS    # TRUCKS  # FARM TRKS   # HOUSECARS      # WRECKERS     # BUSES   # MOTORCYCLE     TOTAL
41001          8,397       3,463           36              9             13          48            171    12,137
41005          7,964       3,166           35              5              5          12            205    11,392
41006            420         191            4              0              0           0              6       621
41007          1,975       1,056           39              0              4           0             49     3,123
41009             20           6            0              0              0           0              1        27
41011         14,987       3,035            2             10             19          39            237    18,329
41012            186          70            0              0              2           0              1       259
41014          3,919         875            1              1              6           2             84     4,888
41015         12,260       3,260           12             14             10          13            259    15,828
41016          3,581         908            1              3              4           4             82     4,583
41017         23,807       4,188            2             10             14          15            406    28,442
41018         15,768       3,767            3              9              5          12            292    19,856
41019             15           5            0              0              0           0              0        20
41030            669         350            4              1              0           0             24     1,048
41033            358         169            5              1              1           0             17       551
41042         24,369       5,891           27             13             13          46            416    30,775
41048          3,836       1,266           15              0              1           1             96     5,215
41051          8,357       3,037           19              9              8          38            171    11,639
41053             37          23            0              0              0           0              2        62
41059          1,735         790           10              4              1           1             34     2,575



PROGRAM:  DT052LAA       DEPARTMENT FOR ENVIRONMENTAL PROTECTION        04/04/97
REPORT:   R1500                DIVISION FOR AIR QUALITY                 PAGE: 10
                              VEHICLE EMISSIONS TESTING
                                    CONTROL TOTALS

MODEL YEARS    TOTAL

 ZIP          # CARS    # TRUCKS  # FARM TRKS   # HOUSECARS      # WRECKERS     # BUSES   # MOTORCYCLE     TOTAL
41063          1,742       1,038           30              4              1           1             58     2,874
41071         11,911       2,721            1              5              7          11            179    14,835
41072             65          96            0              0              0           0              1       162
41073          3,647         811            0              5              3           1             58     4,525
41074          3,179         802            0              0              2           7             60     4,050
41075          9,802       1,353            2              6              2           0            134    11,299
41076          8,131       2,058            9              5             10           3            116    10,332
41080            846         449           11              2              0           0             21     1,329
41085            587         204            0              1              4           2              9       807
41091          4,941       1,820           38              6              9           3            114     6,931
41092            766         434           10              1              0           1             24     1,236
41094          4,937       2,050           40              7              3           3            120     7,160
UNKN          18,464       2,878           13              4              3           8             51    21,421
TOTAL        201,678      52,230          369            135            150         271          3,498   258,331


                                                                    APPENDIX B


                             PERMIT APPLICATION


                                TO OPERATE A
                                FLEET VEHICLE
                             INSPECTION STATION



                                  DEP-V001
                                 (MAY 1991)


                          COMMONWEALTH OF KENTUCKY
           NATURAL RESOURCES AND ENVIRONMENTAL PROTECTION CABINET
                   DEPARTMENT FOR ENVIRONMENTAL PROTECTION
                          DIVISION FOR AIR QUALITY
                      VEHICLE EMISSION CONTROL PROGRAM
                             316 ST. CLAIR MALL
                          FRANKFORT, KENTUCKY 40601
                               (502) 564-3382

            COMMONWEALTH OF KENTUCKY                          DEP-V001
        Natural Resources & Environmental            Administrative Information
               Protection Cabinet
     Department for Environmental Protection               AGENCY USE ONLY
            Division for Air Quality
        Vehicle Emission Control Program             ID No:
               316 St. Clair Mall
            Frankfort, Kentucky 40601                DATE RECEIVED:
                 (502) 564-3382

               PERMIT APPLICATION
                  TO OPERATE A
                 FLEET VEHICLE
               INSPECTION STATION

KRS 224.476 authorizes fleet owners or operators to
apply for a permit to establish a fleet inspection
station, on forms prescribed by the Cabinet.  401
KAR 65:010 prescribes the format for the fleet vehicle inspection station permit. The completion and return of information on this form is therefore required. Failure to supply information required or deemed necessary by the Division to enable it to act upon the application may result in denial of the fleet inspection station permit.
                                                     LOG No:


1.  OFFICIAL COMPANY or AGENCY NAME (ALSO ENTER PLANT OR DIVISION NAME, IF ANY):



2.  COMPANY or AGENCY MAILING ADDRESS:


    Street or Box No.         City         County         State         Zip Code

3.  LOCATION OF MAIN OFFICE OR HEADQUARTERS:


    Street                    City         County         State         Zip Code

4. LOCATION OF FLEET IF DIFFERENT THAN ABOVE (Use additional sheets if necessary):

    Location:_______________________________  Number of vehicles:______________
    Location:_______________________________  Number of vehicles:______________
    Location:_______________________________  Number of vehicles:______________

5. NAME, TITLE, AND ADDRESS, (if different than above) OF PERSON EXERCISING ADMINISTRATIVE CONTROL OVER COMPANY OR AGENCY:

    NAME:                                  TITLE:

    Street or Box No.         City         County         State         Zip Code

6.  NAME AND TITLE OF PERSON TO CONTACT ON VEHICLE TESTING MATTERS:


    NAME                                   TITLE

7.  TELEPHONE NUMBER (WITH AREA CODE) AND BUSINESS MAILING ADDRESS OF CONTACT
    PERSON:

    (    )

    Street or Box No.         City         County         State         Zip Code

                                                                      DEP-V001
                                                                      Continued

8. GENERAL NATURE OF BUSINESS (e.g., principal products, services) AND STANDARD INDUSTRIAL CLASSIFICATION CODE(S):

    NATURE:                                CODE(S):


9.  PURSUANT TO 401 KAR 65:010, APPLICATION IS HEREBY MADE FOR:

    [ ]  A permit to operate a fleet vehicle inspection station.

    [ ]  A permit renewal to operate a fleet vehicle inspection station.

    A check for the amount of $200, payable to the KENTUCKY STATE TREASURER, shall accompany this application.

10. FEE PAYMENT SCHEDULE:

    Indicate which of the following payment schedules will apply (Checks shall be made payable to the KENTUCKY STATE TREASURER):

    [ ] A separate check will be submitted for each compliance or exemption certificate issued.

    [ ] A check will be submitted weekly for all the compliance or exemption certificates issued during the week.

    [ ] A check will be submitted monthly for all the compliance or exemption certificates issued during the month.

    [ ]  Other:_______________________________________________________________
         _____________________________________________________________________

11. INDICATE THE TYPE AND NUMBERS OF FORMS ATTACHED AS PART OF THIS APPLICATION:

    DEP                                DEP

    ____ V001A Testing Schedule for    ____ V001C Vehicle Maintenance Schedule
         Fleet Vehicles                     & Record

    ____ V001B Employee Training       ____ V001D Fleet Testing Equipment &
         Schedule                           Procedures

12. NAME OF PERSON SUBMITTING APPLICATION (Type or Print)   TITLE   PHONE NUMBER



13. ADDRESS OF PERSON SUBMITTING APPLICATION:



    Street or Box No.         City         County         State         Zip Code

14. IMPORTANT: APPLICATIONS WILL BE RETURNED IF THEY ARE NOT SIGNED. Applications shall be signed by the corporate president, his authorized agent, fleet owner or operator, highest elected official, or equivalent.

    SIGNATURE OF PERSON SUBMITTING APPLICATION            DATE OF APPLICATION

                        VEHICLE MAINTENANCE SCHEDULE & RECORD
                              (Repeat for Each Vehicle)

Vehicle: ________________________________________________________     DEP-V001C
VIN:     __________________________ Fleet: ______________________       (5/91)


                                                       MAINTENANCE
                    MAINTENANCE                        RELATED TO
     DATE           PERFORMED           MECHANIC       EMISSIONS? Y/N










                       FLEET TESTING EQUIPMENT & PROCEDURES           DEP-V001D
                     (Attach additional sheets, if necessary)           (5/91)

1. The following equipment will be used for testing fleet vehicles: (Also attach manufacturer's specifications and guaranteed performance data for the equipment that will be used to test the fleet vehicles.)








2. The following procedures will be used for the emissions test (using 401 KAR 65:010, Section 6 as the basis for the test procedure):

                         FLEET TESTING EQUIPMENT & PROCEDURES      DEP-V001D
                                                                   (5/91) Cont.

3. The following procedures will be used for issuing compliance or exemption certificates, including repair cost exemption certificates. Documentation for all certificates shall be maintained, including permanent and temporary exemptions.








4. Describe the process under which results of the tests and issuance of the certificates will be integrated into the record keeping system of the independent contractor who operates the vehicle emission control program in the program area.

                         FLEET TESTING EQUIPMENT & PROCEDURES      DEP-V001D
                                                                   (5/91) Cont.

5. Describe the daily and hourly quality assurance procedures that will be used for assuring the test equipment is operating properly.

VEHICLE                                                          ---------------
EMISSIONS                                                               DEP
CONTROL                                                               V002b
PROGRAM                                                          ---------------


                              VEHICLE REPAIR FORM
      KENTUCKY NATURAL RESOURCES AND ENVIRONMENTAL PROTECTION CABINET
                    DEPARTMENT FOR ENVIRONMENTAL PROTECTION
                            DIVISION FOR AIR QUALITY

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                         REPAIRS MADE FOR FAILURE TYPE
                        (ALL RECEIPTS MUST BE INCLUDED):                                                      PARTS          LABOR
-----------------------------------------------------------------------------------------------------------------------------------
CO ONLY          AIR FILTER -- Checked & replaced, if necessary
                 PCV VALVE -- Checked & replaced, if necessary
                 AIR/FUEL MIXTURE -- Set to manufacturer's specifications, if adjustable
                 IDLE SPEED -- Set to manufacturer's specifications; if adjustable
                 CHOKE -- Checked for proper operation & repaired, if necessary
                 FLOAT, POWER VALVES, NEEDLES, SEAT, AND JETS -- checked & repaired, if necessary
                 OTHER -- Specify
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
HC ONLY          VACUUM HOSES -- Checked for routing leaks & repaired as necessary
                 SPARK PLUGS -- Checked & replaced, if necessary
                 PLUG WIRES -- Checked & replaced, if necessary
                 DISTRIBUTOR -- Checked points, rotor cap & advanced, if necessary
                 DWELL/TIMING -- Checked & set to manufacturer's specifications, if adjustable
                 EGR VALVE -- Checked & replaced, if necessary
                 CARBURETOR OR FUEL INJECTOR -- Repaired or replaced
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
NOx ONLY         EGR VALVE -- Checked & replaced, if necessary
                 EGR CONTROLS -- Checked & replaced, if necessary
                 EGR PASSAGE -- Checked for obstruction
                 TIMING -- Checked & set to manufacturers specifications, if adjustable
                 NOx SENSOR -- Checked & replaced if necessary
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
HC, CO & NOx     CATALYTIC CONVERTER -- Checked & replaced, if necessary
                 OXYGEN SENSOR -- Checked & replaced, if necessary
                 ELECTRONIC CONTROL MODULE COMPUTER
                 SECONDARY AIR SYSTEM
                 NOx SENSOR
                 EGR SYSTEM -- Checked & replaced, if necessary
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
EVAPORATIVE      VENT LINES -- Checked & replaced, if necessary
 SYSTEMS         EVAPORATIVE CANISTER -- Checked & replaced, if necessary
                 CANISTER SOLENOIL -- Checked & replaced, if necessary
                 FUEL TANK -- Checked & replaced, if necessary
                 OTHER -- Specify:
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
DIESEL ENGINE    AIR FILTER -- Self Repair Must Replace (Bring Receipts)
OPACITY FAILURE  PCV SYSTEM -- Check & repair, if necessary
                 PUMP TIMING -- Check and set to manufacturers specifications, if adjustable
                 INJECTORS -- Check & replace, if necessary
                 INJECTOR PUMP -- Check and recalibrate, if necessary
                 OTHER -- Specify
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
CERTIFICATION OF REPAIRS MADE:

I certify under penalty of law that I have completed the above indicated repairs and bought the indicated parts in an attempt to have this vehicle pass the emissions test.

-----------------------------------------------------------------------------------------------------------------------------------

Owners Name (Print)                               Date                                                        TOTAL          TOTAL
-------------------------------------------------------------------------------------------------             PARTS          LABOR
                                                                                                              COSTS          COSTS
Signature
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

Facility Performing Repair (Print)
-------------------------------------------------------------------------------------------------
                                Repair
Federal ID Number                Date              Phone
-------------------------------------------------------------------------------------------------

I certify under penalty of law that I have completed the above indicated repairs solely in an
attempt to have this vehicle pass the emissions test.                                                              TOTAL SPENT
-----------------------------------------------------------------------------------------------------------------------------------

Mechanics Name (Print)                              Signature
-----------------------------------------------------------------------------------------------------------------------------------
MECHANICS COMMENTS



-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

B111-18                        COMMONWEALTH OF KENTUCKY
REV. 02/92                FINANCE AND ADMINISTRATION CABINET
                                DIVISION OF PURCHASES

                                    ADDENDUM NO. 2
INVITATION NO:  IT008985                                      AOC DATE: 10/22/97

       AOC ID:  CO022322                                  OPENING DATE: 10/30/97

    BID TITLE:  VEHICLE INSPECTION PROGRAM

    REASON FOR CHANGE:

     EXTENSION OF OPENING DATE AND ADDITION OF QUESTIONS AND ANSWERS.  (2 PAGES)

          The opening date has been changed to read:  11/14/97






* Bidder must acknowledge receipt of this and any addenda, either with bid or by separate letter. Acknowledgement must be received in the office of the Division of Purchases, New Capitol Annex Building, Frankfort, Kentucky not later than 4:30 P.M. EDT on 11/14/97. If by separate letter, the following information must be placed in the lower left hand corner of the envelope:

          Invitation No.:  IT008985
                     for:  VEHICLE INSPECTION PROGRAM
            Opening Date:  11/14/97


                         By NANCY HAGGERTY  /s/ Nancy Haggerty
                             Authorized Agent, Division of Purchases


Receipt acknowledge
                    ---------------------------------------------
                              Firm

                         By
                            -------------------------------------
                              Authorized Agent

*  NOTE:  One copy of this form must be signed and returned

                                      Addendum 2
                              Vehicle Inspection Program


1. Is the Program Representative mentioned in the last sentence of the second paragraph on page 6 a contractor employee or the Commonwealth's employee?

     AN EMPLOYEE OF THE COMMONWEALTH.

2    Should the reference to Part 6.3 in Item 7 on page 8 refer to Section
     32.400 instead?

     YES.

3. Per the requirement to test vehicles of equal to or less than 18,000 pounds GVW in the stations (p.11), can we assume that any officially licensed vehicles over this weight do not need to be tested in the lanes? Or are there no officially licensed vehicles over 18,000 pounds GVW?

     IF SUCH VEHICLES EXIST, THEY NEED NOT BE TESTED "IN THE LANES".

4.   Was some information specifying functions not included in Section 32.600?

     NO. SECTIONS 32.700 THROUGH 33.000 RELATE TO 32.600.

5.   Do proposals need to remain valid for six months as stated in Section
     50.550 or 90 days as stated in Section 60.100?

     90 DAYS

6. Does the "number of personnel engaged in installation activities" referred to in Section 60.310 refer to the number currently engaged in such activities or the number capable of/experienced in such activities?

     CURRENTLY ENGAGED IN INSTALLATION ACTIVITIES.

7.   What does "rollover lines" mean in the last sentence on page 63?

     ROLLOVER LINES REFER TO THE NUMBER OF TELEPHONE LINES NEEDED TO RECEIVE, HOLD, ROUTE TO A RECORDED MESSAGE OR NEXT AVAILABLE OPERATOR, CALLS TO THE INSPECTION FACILITIES.

Addendum 2
Vehicle Inspection Program

8. Is the "administrative cost" referred to in the pricing schedule the Cabinet administrative cost?

     YES.

9. We understand from the answer to previous Question 13 that one PC and printer are required in each of the Division's program area offices as well as the office in Frankfort. How many program area offices need to be equipped? Is three the correct number of county clerk offices that need to be equipped?

     THE INSPECTION FACILITIES WILL BE CONNECTED WITH THE STATE A.V.I.S. COMPUTER NOT DIRECTLY TO THE COUNTY CLERKS' OFFICES.

10. Could the specific test procedure be detailed and what data will the contractor be required to retrieve and store from the procedure?

     (1) IDLE, IDLE WITH LOADED PRE-CONDITIONING, OPACITY, EVAPORATIVE PRESSURE TEST, AND ANTI-TAMPERING. (2) REGISTRATION INFORMATION AND INSPECTION RESULTS.

11. The section 60.600 referred to in Section 60.000 doesn't exist. Will the Cabinet provide that section or remove the required proposal section called "System Schedule"?

     THE LAST BULLET IN SECTION 60.000 "SYSTEM SCHEDULE (60.600)" IS DELETED.

12. Section 60.320 requires financial statements from subcontractors. Many smaller private firms are hesitant to provide such information. Can this requirement be limited to major subcontractors over a specified dollar amount and can this requirement be applicable to only the subcontractors concerned in Phase 1 of the contract (Real estate, construction, etc.)?

     THE COMMONWEALTH HAS DETERMINED THAT THE FINANCIAL STATEMENTS FOR ALL SUBCONTRACTORS PAID MORE THAN $100,000 SHALL BE SUBMITTED.

                               COMMONWEALTH OF KENTUCKY
B111-18                   FINANCE AND ADMINISTRATION CABINET
REV. 02/92                      DIVISION OF PURCHASES

                                    ADDENDUM NO. 3


INVITATION NO: IT008985                                       AOC DATE: 11/12/97

       AOC ID: CO022843                                   OPENING DATE: 11/14/97

    BID TITLE: VEHICLE INSPECTION PROGRAM

    REASON FOR CHANGE:

          QUESTIONS AND ANSWERS ADDED TO RFP.


                    The terms have been changed as follows:
                              QUESTIONS AND ANSWERS ADDED TO RFP.








* Bidder must acknowledge receipt of this and any addenda, either with bid or by separate letter. Acknowledgement must be received in the office of the Division of Purchases, New Capitol Annex Building, Frankfort, Kentucky not later than 4:30 P.M. EDT on 11/14/97. If by separate letter, the following information must be placed in the lower left hand corner of the envelope:

               Invitation No.:     IT008985
                          for:     VEHICLE INSPECTION PROGRAM
                 Opening Date:     11/14/97



                              By NANCY HAGGERTY /s/ Nancy Haggerty
                                   Authorized Agent, Division of Purchases



Receipt acknowledge
                    ---------------------------------------------------
                              Firm


                    By
                       ------------------------------------------------
                         Authorized Agent


*    NOTE: One copy of this form must be signed and returned

                                      ADDENDUM 3
                                       IT008985

1. Please confirm that the desired opacity test for diesels and motorcycles is an idle TEST. This is not a recommended procedure since the majority of engine smoke occurs under load or acceleration.

RESPONSE:      THE TEST FOR DIESEL POWERED VEHICLES AND MOTORCYCLES IS AN IDLE
               OPACITY TEST.

2. Please confirm that the requirement to issue mailers does not include tracking and the mailing of follow-up of warning notices for no-shows.

RESPONSE:      THE MAILING OF FOLLOW-UP AND/OR WARNING NOTICES WILL BE THE
               RESPONSIBILITY OF THE DIVISION FOR AIR QUALITY.

3. Can you elaborate on the responsibilities included in the management of fleet self-testing? Does it include periodic quality assurance checks on the fleet owners test equipment? Is the Contractor required to specify or approve the test equipment used by the fleet owner? Can the fleet owner purchase a BAR90 analyzer and perform two-speed Idle tests, without a dynamometer, or must the fleet owner purchase equipment to perform the exact same tests as the Contractor? Does this task also include training and auditing of the fleet owners Inspectors?

RESPONSE:      OVERSIGHT OF FLEET-SELF-TESTERS INCLUDES QUALITY ASSURANCE CHECKS
               OF THE TEST EQUIPMENT.

               THE DIVISION WILL REVIEW APPLICATIONS SUBMITTED TO PERFORM FLEET-SELF-TESTING. THE DIVISION WILL VERIFY THE ABILITY OF THE APPLICANT TO MEET THE SAME STANDARDS FOR TRAINING, TEST PERFORMANCE AND RECORD KEEPING REQUIRED OF THE CONTRACTOR CHOSEN AS A RESULT OF THIS RFP.